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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 2002



                            MEADWESTVACO CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                 001-31215                 31-1797999

     (State or Other       (Commission File Number)       (IRS Employer
     Jurisdiction of                                   Identification No.)
     Incorporation or
      Organization)


        One High Ridge Park                                    06905
            Stamford, CT

  (Address of Principal Executive                            (Zip Code)
              Offices)


                                 (203) 461-7400

              (Registrant's telephone number, including area code)


                                       N/A

              (Former Name or Former Address, if Changed Since Last
                                     Report)






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ITEM 5. OTHER EVENTS

     On August 19, 2002, MeadWestvaco Corporation (the "Company") issued a statement describing developments in asbestos-related litigation involving the Company, and released a written series of questions and answers relating to this litigation. A copy of this statement is included as Exhibit 99.1 hereto, the text of the questions and answers is included as Exhibit 99.2 hereto, and each are incorporated by reference herein.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial statements of businesses acquired.

        Not applicable.

    (b) Pro forma financial information.

        Not applicable.

    (c) Exhibits

        99.1. Statement, dated August 19, 2002.

        99.2. Questions and Answers, dated August 19, 2002





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2002

                                 MEADWESTVACO CORPORATION



                                 By: \s\ John J. Carrara
                                     ------------------------------
                                     Name:  John J. Carrara
                                     Title: Assistant Secretary




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                                 EXHIBIT INDEX


 Exhibit
    No.    Description
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   99.1    Statement, dated August 19, 2002.

   99.2    Questions and Answers, dated August 19, 2002.